SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       July 3, 2002
                                                 -------------------------------

                               Mirant Corporation
             (Exact name of registrant as specified in its charter)

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          Delaware                   001-16107              58-2056305
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  (State or other jurisdiction   (Commission File   (IRS Employer Identification
        of incorporation)             Number)                     No.)


1155 Perimeter Center West Suite 100, Atlanta, Georgia         30338
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code        (678) 579-5000
                                                  ------------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements and Exhibits

     Exhibits (c)

Exhibit No.     Exhibit Name

1.1             Underwriting Agreement
4.12            Form of Supplemental Indenture
25.1            T-1 Statement of Eligibility of the Trustee under the Indenture



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                                                               SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     July 3, 2002                                  MIRANT CORPORATION




                                                By /s/ James A. Ward
                                                   -----------------------------
                                                   James A. Ward
                                                   Senior Vice President and
                                                    Controller
                                                  (Principal Accounting Officer)